Exhibit 10.15

PATENT CROSS-LICENSE AGREEMENT

BY AND BETWEEN

SemiLEDs Corporation

AND

Xurui Guangdian Co., Ltd.

MAY 7, 2010

PATENT CROSS-LICENSE AGREEMENT

This Patent Cross-License Agreement (“Agreement”) is entered into on May 7, 2010 by and between:

SemiLEDs Corporation, an American corporation incorporated and existing under the laws of USA having a registered office at 99 Main Street, Suite 1010, Boise, ID83702, USA and duly represented by Trung Tri Doan (nationality: USA) (hereinafter referred to as “SemiLEDs”); and

Xurui Guangdian Co., Ltd., a Chinese corporation incorporated and existing under the laws of PRC having a registered office at Room 201, Building B, Innovation Center, The South China Sea Software Scien-tech Garden, Shishan Town, Nanhai District, Foshan City, Guangdong Province (hereinafter referred to as “Xurui”).

The parties above are also referred to as “Licensor” or “Licensee”.

WHEREAS:

1.                        SemiLEDs represents and warrants that all patents listed in Schedule 1 hereof are accurate and effective, and it has full rights, powers and authorities to enter into this Agreement and perform, assume and fulfill its obligations hereunder;

2.                        SemiLEDs is one of the investors in Xurui and subject to the Framework Agreement Among the Investors of Xurui (the “Framework Agreement”) entered into by all investors of Xurui on December 25, 2009. SemiLEDs agrees that it shall, as quickly as possible upon the completion of the capital increase concerned, grant royalty-free, exclusive and nontransferable licenses concerning the patents listed in Schedule 4 of the Framework Agreement (i.e., Schedule 1 hereof) and any patents to be acquired in the future by SemiLEDs to Xurui for the manufacture of LED epitaxial wafers or chips within China (excluding Taiwan). However, except as Xurui has been listed, SemiLEDs transfers its shares in Xurui or waiver and/or fails to exercise its preemptive right at the capital increase of Xurui, SemiLEDs may terminate the license granted hereunder immediately if the members appointed by SemiLEDs are no longer in the majority of the Board of Xurui;

3.                        Xurui agrees to grant a royalty-free and exclusive license to SemiLEDs and its affiliates to globally exploit patents to be acquired by Xurui through research and development in the future; and

4.               All the investors of Xurui signed the Capital Increase Agreement on March 26, 2010 (the “Capital Increase Agreement”);

NOW THEREFORE, in consideration of the mutual undertakings and covenants and any other good and valuable consideration which is acknowledged as sufficient by the Parties, the Parties hereto shall, under the principles of equality and mutual benefits, enter into the following agreement for mutual observance:

1.                            DEFINITIONS

The terms used in this Agreement shall be defined as follows:

1.1                           “SemiLEDs Patents” refers to the patents listed in Schedule 1 hereof and any other patents to be acquired by SemiLEDs;

1.2                           “Affiliates of SemiLEDs” refers to SS Optoelectronics Co., Ltd.,

Artemis Opto Electronic Technologies Pvt. Ltd., SILQ (Malaysia) Sdn Bhd and VIETLED Optoelectronics JSC and any other subsidiaries of SemiLEDs in which SemiLEDs holds at least 49% of the shares;

1.3                           “Xurui Patents” refers to any patent acquired by Xurui regarding the technologies developed through its future R&D; and

1.4                           “Effective Date of the Agreement”: This Agreement will come into effect automatically as of the date when Xurui obtains the updated business license issued by the competent Administration for Industry and Commerce after the capital increase pursuant to the Capital Increase Agreement has been fulfilled.

2.                            LICENSE GRANTED TO Xurui BY SemiLEDs

2.1                           SemiLEDs hereby grants to Xurui and Xurui accepts the following rights:

Royalty-free and exclusive license for exploiting SemiLEDs Patents in manufacturing LED epitaxial wafers or chips within the PRC (excluding Taiwan).

2.2                           Xurui shall not transfer or sublicense any license granted to Xurui by SemiLEDs as stipulated in Article 2.1.

3.                            LICENSE MADE TO SemiLEDs AND ITS AFFILIATES BY Xurui

3.1                           Xurui hereby agrees to grant to SemiLEDs and its affiliates and SemiLEDs, on behalf of SemiLEDs and its affiliates, accepts the following rights:

Licenses for exploiting Xurui Patents globally in manufacturing, outsourced manufacturing, selling or offering for sale or importing LED chips, packages and in any other fields related to LED chips.

3.2                           Any patents formed or obtained by Xurui will be automatically granted to SemiLEDs by the stipulations of Article 3.1, and no separate agreement is required to be entered into by and between SemiLEDs and Xurui for the license mentioned in Article 3.1 hereof. However, if it is necessary for the performance of Article 3.1 or at the request of SemiLEDs or its affiliates, Xurui shall actively cooperate with SemiLEDs and/or its affiliates to sign such separate agreement and any other related documents.

4.                            CONFIDENTIALITY

During the term hereof and at any time thereafter, each Party shall be responsible to keep confidential any confidential and proprietary information it acquires of the other Party and its affiliates and/or in connection with their operation during the process of cooperation between the parties.

5.                            REGISTRATION

Each Party agrees to make the corresponding registration of this Agreement in accordance with the laws of the country where the right of the patent is granted, if applicable. In such events, the other Party shall make all efforts to assist the completion of such registration as quickly as possible.

Xurui agrees to make the corresponding registration at the competent authorities of Ministry of Commerce of the People’s Republic of China in accordance with the stipulations of Regulations on Technology Import and Export Administration of the People’s Republic of China, and all official charges and attorney’s fees arising thereof shall be borne by Xurui.

6.                            RIGHT TO SUE FOR SPECIFIC PERFORMANCE OR DAMAGES

Each of the Parties hereby represents and warrants that it has full rights, powers and authorities to enter into, perform, assume and fulfill this Agreement and any or all obligations hereunder, and this Agreement, upon being duly signed, shall constitute effective and binding obligations on each Party and may be enforced against each of the Parties. Each Party reserves the right to sue for specific performance of the rights and obligations under this Agreement, or for the payment of damages, without terminating the Agreement.

7.                            INDEMNIFICATION

Xurui agrees to assume responsibility and to be liable for any damages arising out of or in connection with the defective or unqualified products manufactured by Xurui.

8.                            INFRINGEMENT

If any claim is made by any third party concerning the infringement of any intellectual property right by any products manufactured by Xurui, Xurui shall immediately notify SemiLEDs and SemiLEDs may, at the expense of Xurui, provide full cooperation to Xurui for any action taken by Xurui representing the maximum interests of SemiLEDs. In such event, Xurui may have full authority and power to make any or all decisions regarding such action, including whether or not to carry out any corresponding activities or make efforts for and/or reach any settlement. Xurui agrees to assume responsibility and be liable for any losses, damages, liabilities, penalties, claims, proceedings, judgments, expenses and costs (including attorney’s fees) arising out of or in connection with any infringement claims or proceedings made by any third party as stipulated in the above Article 7.

9.                            LIMITATION OF LIABILITY BY SemiLEDs

9.1                       EXCEPT AS OTHERWISE EXPRESSLY STIPULATED HEREIN, SEMILEDS MAKES NO REPRESENTATION, WARRANTY OR UNDERTAKING, EXPLICITLY, IMPLICITLY, LEGALLY OR OTHERWISE ON THE PATENTS LICENSED HEREUNDER INCLUDING BUT NOT LIMITED TO THE REPRESENTATION, WARRANTY OR UNDERTAKING ON THE MARKETABILITY, NON-INFRINGEMENT OR FITNESS FOR ANY PARTICULAR PURPOSE OF XURUI. SEMILEDS SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES OR LOSSES, OR ANY NEGLIGENT OR INTENTIONAL INFRINGEMENT DUE TO PERFORMANCE OF THE AGREEMENT BY XURUI, INCLUDING BUT NOT LIMITED TO THE LOSS OF PROFITS, GAINS, INTERESTS OR IDLE

EQUIPMENT ARISING OUT OF ANY BREACH OF THIS AGREEMENT HEREUNDER.

9.2                     IN ADDITION TO THE STIPULATIONS OF ARTICLE 9.1, NEITHER PARTY MAKES ANY EXPLICIT OR IMPLICIT WARRANTY ON OR TAKES ANY LIABILITY OR OBLIGATIONS TO ANY CLAIMS MADE BY ANY THIRD PARTY ARISING OUT OF OR IN CONNECTION WITH THE INFRINGEMENT ON, MISUSE OF, UNAUTHORIZED USE OR DISCLOSURE OF A PATENT, PATENT APPLICATION, LICENSE, INVENTION, INVENTION DISCLOSURE, TRADE SECRET, KNOW-HOW, PROCESS OR ANY OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

9.3                       EXCEPT AS OTHERWISE STIPULATED IN ARTICLE 9 HEREOF, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT ANY OTHER REPRESENTATION OR WARRANTY, EXPLICITLY OR IMPLICITLY, IS NOT MADE BY EITHER PARTY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY ON THE PATENT HEREUNDER FOR THE MARKETABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

10.                     NOTIFICATION

For the purpose of this Agreement and for notice and communication, the addresses of the Parties are indicated in the first page hereof. Any change of address shall remain non-binding to a Party until the Party receives notice in writing from the other Party.

For the purpose of this Agreement, any notice, request, demand, and other necessary communication hereunder shall be in writing and in Chinese and shall be regarded as having been served effectively (a) on the date of receipt if delivered by hand; (b) on the date of delivery if delivered through fax machine with confirmation; or (c) on the 4th business day upon delivering such notice to the courier or the date confirmed by such courier in writing for the receipt of such notice (whichever is earlier) if delivered through Federal Express, DHL or other international express delivery services. All such notice, request, demand, and other necessary communication hereunder shall be delivered to:

If SemiLEDs:

SemiLEDs Corporation:

999 Main Street, Suite 1010

Boise, ID 83702, USA

Attention: Trung Tri Doan

With copy to:

SemiLEDs Optoelectronics Co.,

Ltd. 3F, No.11 Ke Jung Rd.,

Chu-Nan Site Hsinchu Science

Park, Chu-Nan 350 Miao-Li

County, Taiwan

Attention: Lydia Chin, General Counsel

If Xurui:

Xurui Guangdian Co., Ltd.

Room 201, Building B

Innovation Center

The South China Sea Software Scien-tech

Garden Shishan Town

Nanhai District

Foshan City, Guangdong Province

The People’s Republic of China

Attention: Trung Tri Doan

Or such communication shall be delivered to any other address or fax number provided by one Party to the other Party in writing according to this Article.

11.                     TERMINATION

11.1             The license granted to Xurui by SemiLEDs hereunder shall be terminated if:

1)                   Xurui fails or refuses to perform any of its obligations hereunder, and if such default is rectifiable, Xurui fails to rectify the same within thirty (30) days upon the receipt of written notice issued by SemiLEDs for such default; or

2)                   (a) Xurui enters into or initiates the insolvency, receivership or bankruptcy process and such process fails to be rejected or cancelled within 90 days thereafter; or (b) Xurui enters into any assignment as a whole for the interests of all its creditors; or (c) Xurui dissolution occurs; or (d) Xurui terminates its business operations for 90 days or more; or

3)                   Except in the event that Xurui has been listed or SemiLEDs sells its shares in Xurui or waives and/or fails to fully exercise its preemptive right (no matter by itself or by designated third party) at the capital increase of Xurui, the members appointed by

SemiLEDs are not in the majority of the Board of Xurui;

SemiLEDs shall provide a written notice to Xurui prior to the termination of licenses granted hereunder in accordance with the stipulations of this Article; in such event, such licenses shall be terminated immediately upon Xurui’s receipt of such notice issued by SemiLEDs.

The license granted to SemiLEDs by Xurui hereunder shall be terminated if SemiLEDs fails or refuses to perform any of its obligations hereunder and if such default is rectifiable, SemiLEDs fails to rectify the same within thirty (30) days upon the receipt of the written notice issued by Xurui for such default. Xurui shall provide a written notice to SemiLEDs prior to the termination of licenses granted hereunder in accordance with the stipulations of this Article. In such event, such licenses shall be terminated immediately upon SemiLEDs’ receipt of such notice issued by Xurui.

11.2             Xurui shall not exploit any SemiLEDs Patent hereunder upon the termination of license granted to Xurui by SemiLEDs in accordance with Article 11.1 if such SemiLEDs Patent is still valid; likewise, SemiLEDs shall not exploit any Xurui Patent hereunder upon the termination of license granted to SemiLEDs by Xurui in accordance with Article 11.1 if such Xurui Patent is still valid.

11.3             The termination of license granted to one Party of this Agreement by the other Party of this Agreement hereunder in accordance with Article 11 hereof shall not jeopardize the effects and enforcement forces of any other stipulations herein.

12.                     FORCE MAJEURE

Neither Party shall be liable for any failure or delay of performance hereunder if the same, totally or partially, arises out of or is in connection with a natural disaster, action of civil or military authorities, fire, flood, infectious disease, quarantine restriction, war, riot, strike or any other causes beyond the reasonable control of such Party.

13.                     IMMUNITY

Any delay, deferment or postponement for the exercise of any provisions hereunder by either Party shall not jeopardize or affect any rights or remedies enjoyed by such Party. The immunity for any default or breach shall not constitute waiver for any further default or breach.

14.                     APPLICABLE LAWS AND DISPUTE RESOLUTION

14.1             This Agreement shall be governed by the laws of the PRC, provided, however, as to any particular patent listed in Schedule 1 hereof, the laws of the country where the rights and the title to such patent are granted shall be applicable.

14.2             Any dispute, controversy or claim arising out of or in connection with this Agreement but not involving any particular patent under this Agreement, shall be settled, based on the principle of trust and honesty, by the duly authorized representatives of the Parties hereto through amiable negotiation. If the Parties fail to resolve such dispute, controversy or claim within 180 days from the date on which the first written communication is made by the representatives of the Parties for such dispute settlement or within any other term agreed by the Parties, such dispute, controversy or claim shall be finally resolved by three arbitrators (the “Arbitrators”) designated in accordance with the existing arbitration rules of the Chinese International Economic and Trade Arbitration Commission. Such arbitration shall be in Chinese and shall be conducted by the South China Sub-Commission of the China International Economic and Trade Arbitration Commission. The location for such arbitration, if parties fail to reach a consent on such location, shall be the one determined by Arbitrators in accordance with said arbitration rules. The arbitration award rendered by such arbitration shall be final and binding to the Parties hereto and may be enforced by any court with competent jurisdiction.

Arbitrators shall consent in writing that any or all information provided by either Party for arbitration shall be kept confidential. The laws of the PRC shall be applied by Arbitrators for the interpretation of this Agreement if any dispute, claim or controversy between the Parties hereto arises out of or is in connection with the general issues of this Agreement but does not involve any particular patent under this Agreement.

Such Arbitrators are not authorized to (i) make awards deciding the punitive, consequential or indirect damages or any other compensation disproportionately with the losses actually suffered by the winning party; or (ii) increase the amount of compensation for actual damages due to infringement at its sole discretion or under any circumstances make any decision, award or judgment inconsistent with the stipulations of this Agreement. Notwithstanding the stipulations mentioned above, the winning party may require Arbitrators to make an award for the reasonable compensation of attorney’s fees incurred.

14.3             Either Party may require the competent court with jurisdiction with regard to any said dispute, claim or controversy in connection with any particular patent under this Agreement to grant injunctive relief or any other interim relief for the avoidance of any irreparable damages. In order to comply with the confidentiality provision in Article 4, any Party requiring such injunctive relief or any other interim relief from the competent court shall make application to such court for the issuance of an order protecting the information provided by either Party, and for the hearing to be held in private session concerning any or all proceedings related to the application of such injunctive relief or any other interim relief.

14.4             For any dispute, claim or controversy involved with any patent license hereunder, the arbitration stipulations of this Article shall not be applied and such dispute, claim or controversy shall be settled by the competent court or administrative body with jurisdiction.

15.                     SUSPENSION

If any provisions or articles of this Agreement are held as invalid under any applicable laws, rules or regulations, such provisions or articles shall be regarded as having been omitted from this Agreement and the remaining provisions or articles of this Agreement shall keep their full force and effect. In such event, the Parties shall make every effort to replace such invalid provisions or articles with valid ones under the applicable laws, rules or regulations.

16.                     EFFECT OF HEADINGS

Any heading to any article hereof is inserted only for convenience and shall not, in any way, define, restrict, limit or describe the scope or purpose of such article, and neither affect the interpretation of this Agreement for any purpose.

17.                     AMENDMENT OR ALTERATION

If there is any dispute or inconsistency between this Agreement and any prior discussion by the Parties hereto concerning the patents listed in Schedule 1 hereof, the stipulations of this Agreement shall prevail. This Agreement may only be amended or altered in writing and signed by the Parties hereto.

18.                     CUMULATIVE RIGHTS AND RELIEF

The rights and relief provided herein shall be cumulative and any right or relief excised by either Party shall not preclude or constitute a waiver of any other rights or relief available to such Party based on this Agreement or otherwise.

19.                     NO IMPLICIT WAIVER

Neither course of dealing between the Parties hereto nor any delay of excising any rights, powers or remedies available to either Party in accordance with this Agreement or existing or further law, equity, statute or otherwise may constitute the waiver of or jeopardize such rights, powers or remedies.

20.                     SEVERABILITY

If, under any circumstance, any provision of this Agreement or its applicability to either Party is held as invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and therefore may be enforced to the maximum extent as permitted by the applicable laws.

21.                     LAWS CONCERNING EXPORT CONTROL

Except as the necessary license or permission has been obtained, either Party hereto agrees that it shall not, directly or indirectly, require the consent of the United States government, Chinese government or any of their respective subordinate bodies for the export of any technology acquired from the other Party and originated from the United States or the PRC or any products directly manufactured by the use of such technology to any country for which license or any other permission is necessary for such export. This Article shall survive the expiration or termination of this Agreement and shall be independent from any other obligations, limitation of obligations or exceptions mentioned herein.

22.                     THIRD PARTY AGREEMENT

Either Party or their respective subsidiaries shall not enter into any other third party agreement inconsistent with this Agreement.

23.                     NO THIRD PARTY BENEFICIARY

Any stipulation of this Agreement shall not, explicitly or implicitly, constitute or be regarded as having conferred or granted any right, compensation or other interest to any other individual or entity outside the Parties hereto by virtue of this Agreement or reference.

24.                     ENTIRE AGREEMENT

This Agreement constitutes all agreements made by the Parties for the subject matters hereof, and shall, commencing from the Effective Date, supersede all prior agreements or understandings, whether written or oral, entered into by the Parties concerning the subject matters hereof.

25.                     COUNTERPARTS

This Agreement shall be executed in four copies: each Party shall have one, and the other two copies may be used for recordation procedures at government departments; and each of the counterparts shall be regard as the original and shall have equal legal effect as the original.

SemiLEDs Corporation		Xurui Guangdian Co., Ltd.
Seal:

Signature of Authorized Representative:		Signature of Authorized Representative:

Name of Authorized Representative:		Name of Authorized Representative:
Trung Tri Doan		Trung Tri Doan
Title:	Chairman of the Board	Title:	Chairman of the Board

Date: May 7, 2010		Date: May 7, 2010

Schedule 1

List of SemiLEDs Patents

Country	Title of Patent	Inventor	Patentee	Patent No.
Japan	VLED ELECTRODE STRUCTURE	WEN-HUANG LIU	SemiLEDs Optoelectronics Co., Ltd.	1300883
Japan	LED DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	1306931
Japan	LED WITH LENS	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	1306568
USA	LED WITH LENS	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D555,111
USA	LED DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D555,112
USA	OPTO-ELECTRONIC DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D555,113
USA	LIGHT EMITTING DIODE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D555,114
USA	LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D581,884
USA	LIGHT-EMITTING DIODE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D582,361
USA	METHOD OF SEPARATING SEMICONDUCTOR DIES	Chen-Fu Chu, Trung Tri Doan, Hao-Chun Cheng, Feng-Hsu Fan and Fu-Hsien Wang	SemiLEDs Optoelectronics Co., Ltd.	7,452,739
India	VLED ELECTRODE	Wen-Huang Liu	SemiLEDs Optoelectronics	206778

Country	Title of Patent	Inventor	Patentee	Patent No.
	STRUCTURE		Co., Ltd.
Korea	LIGHT EMITTING DIODE DEVICE WITH ELECTRODE	Wen-Huang Liu	SemiLEDs Optoelectronics Co., Ltd.	481648
Taiwan	LIGHT EMITTING DIODE DEVICE WITH ELECTRODE	Wen-Huang Liu	SemiLEDs Optoelectronics Co., Ltd.	M 341310
USA	LIGHT EMITTING DIODE DEVICE WITH ELECTRODE	Wen-Huang Liu	SemiLEDs Optoelectronics Co., Ltd.	D580,888
USA	LIGHT EMITTING DIODE DEVICE WITH ELECTRODE	Wen-Huang Liu	SemiLEDs Optoelectronics Co., Ltd.	D599,748
European	LIGHT EMITTING DIODES	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	705884
Taiwan	TWO PINS LIGHT EMITTING DIODE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D 122716
USA	LEAD FRAME FOR A TWO-PIN LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D580,375
Taiwan	FOUR PINS LIGHT EMITTING DIODE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D 122073
USA	LEAD FRAME FOR A FOUR-PIN LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D580,376
Taiwan	PIN HOLE LIGHT EMITTING DIODE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D 122715
USA	LEAD FRAME FOR A THROUGH-HOLE LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D582,360

Country	Title of Patent	Inventor	Patentee	Patent No.
Taiwan	TWO PINS DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D 128703
Taiwan	FOUR PINS DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	D 128704
China	TWO PINS DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	ZL2007303234 27.6
Japan	LEAD FRAME FOR A THROUGH-HOLE LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	1319975
Japan	LEAD FRAME FOR A FOUR-PIN LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	1319974
Japan	LEAD FRAME FOR A TWO-PIN LIGHT EMITTING DIODE DEVICE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	1319973
USA	METHOD OF MAKING A VERTICAL LIGHT EMITTING DIODE	Chuong Anh Tran and Trung Tri Doan	SEMILEDS CORPORATION	7413918
USA	SYSTEMS AND METHODS FOR PRODUCING WHITE-LIGHT LIGHT EMITTING DIODES	Chuong Anh Tran and Trung Tri Doan	SEMILEDS CORPORATION	7,195,944
USA	LIGHT EMITTING DIODES (LEDS) WITH IMPROVED LIGHT EXTRACTION BY ROUGHENING	Chuong Anh Tran and Trung Tri Doan	SEMILEDS CORPORATION	7,186,580
USA	LIGHT EMITTING DIODES (LEDS) WITH IMPROVED LIGHT EXTRACTION BY ROUGHENING	Chuong Anh Tran, Trung Tri Doan, Chen-Fu Chu, Hao-Chun Cheng and Feng-Hsu Fan	SEMILEDS CORPORATION	7,563,625
USA	LIGHT EMITTING DIODES (LEDS) WITH IMPROVED	Chen-Fu Chu, Hao-Chung Cheng,	SEMILEDS CORPORATION	7,524,686

Country	Title of Patent	Inventor	Patentee	Patent No.
	LIGHT EXTRACTION BY ROUGHENING	Feng-Hsu Fan, Wen-Huang Liu and Chao-Chun Cheng
Taiwan	LED WITH LENS	Jui-Kang Yen	SEMILEDS CORPORATION	D 127644
India	LED WITH LENS	Jui-Kang Yen	SEMILEDS CORPORATION	206772
India	LED DEVICE	Jui-Kang Yen	SEMILEDS CORPORATION	206773
India	OPTO-ELECTRONIC DEVICE	Jui-Kang Yen	SEMILEDS CORPORATION	206774
India	LIGHT EMITTING DIODE	Jui-Kang Yen	SEMILEDS CORPORATION	206775
Korea	LED WITH LENS	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	30-0452457-00-00
Taiwan	LED WITH LENS	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D127644
Korea	LED DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	30-0452458-00-00
Korea	OPTO-ELECTRONIC DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	30-0452462-00-00
Taiwan	OPTO-ELECTRONIC DEVICE	Jui-Kang Yen	SemiLEDs Optoelectronics Co., Ltd.	D127645
Korea	LIGHT EMITTING DIODE	Jui-Kang Yen	SemiLEDs Optoelectronics	30-0452461-00-00

Country	Title of Patent	Inventor	Patentee	Patent No.
Co., Ltd.
Korea	TWO PINS LIGHT EMITTING DIODE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	30-0477161-00-00
Korea	FOUR PINS LIGHT EMITTING DIODE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	30-0477161-00-01
Korea	PIN HOLE LIGHT EMITTING DIODE	Jui-Kang Yen and Yung-Wei Chen	SemiLEDs Optoelectronics Co., Ltd.	30-0477161-00-02